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                                  ABC-NACO INC.
                             1999 OMNIBUS STOCK PLAN

1.     General.  This  Omnibus  Stock  Plan  (the  "Plan")  provides  eligible
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employees ("Key Employees") of ABC-NACO Inc. (the "Company"), and members of its
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Board  of  Directors  (the  "Board")  who are not employed by the Company or any
Subsidiary Corporation ("Non-Employee Director") with the opportunity to acquire or expand their equity interest in the Company by making available for award or purchase shares of $0.01 par value common stock of the Company ("Common Shares"), through the granting of options to purchase Common Shares ("Stock Options"), the granting of Common Shares subject to temporal restrictions on transfer and substantial risks of forfeiture ("Restricted Stock"), and the granting of options to receive payments based on the appreciation of Common Shares ("SARs"). Stock Options, Restricted Stock and SARs shall be collectively referred to herein as "Grants"; an individual grant of Stock Options, Restricted Stock or SARs shall be individually referred to herein as a "Grant". It is intended that Key Employees may be granted, simultaneously or from time to time, Stock Options that qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or Stock Options that do not so qualify. No provision of the Plan is intended or shall be construed to grant Key Employees alternative rights in any Incentive Stock Option granted under the Plan so as to prevent such Stock Option from qualifying under Section 422 of the Code.

2.     Purpose  of  the  Plan.  The purpose of the Plan is to provide continuing
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incentives  to Key Employees of the Company and of any Subsidiary Corporation of
the Company and to Non-Employee Directors, by encouraging such Key Employees and Non-Employee Directors to acquire new or additional share ownership in the Company, thereby increasing their proprietary interest in the Company's business and enhancing their personal interest in the Company's success.

     For purposes of the Plan, a "Subsidiary Corporation" means any corporation fifty percent (50%) of the stock of which is directly or indirectly owned or controlled by the Company.

3.     Effective  Date  of  the Plan.  The Plan, as amended and restated herein,
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shall  become  effective  upon  its  adoption  by the Board of Directors and its subsequent approval by holders of a majority of the outstanding shares of voting capital stock of the Company. If the Plan, as amended and restated herein, is not so approved within twelve (12) months after the date the Plan is adopted by the Board, it shall continue in force and effect as constituted prior to this amendment and restatement. However, if the Plan, as amended and restated herein, is so approved, no further shareholder approval shall be required with respect to the making of Grants pursuant to the Plan, except as provided in
Section  13  hereof.

4.     Administration  of  the  Plan.  The  Plan  shall  be  administered by the
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Compensation  Committee  (the  "Committee")  of  the  Board.

     A majority of the Committee shall constitute a quorum. The Committee shall be composed of not fewer than two Non-Employee Directors, all of whom are "outside directors" for purposes of Section 162(m) of the Code and regulations issued thereunder. The acts of a majority of the members present at any meeting at which a quorum is present (or acts unanimously approved in writing by the members of the Committee) shall constitute binding acts of the Committee.

     Subject to the terms and conditions of the Plan, the Committee shall be authorized and empowered:

          (1) To select the Key Employees and Non-Employee Directors to whom Grants may be made;

          (2) To determine the number of Common Shares to be covered by any Grant;

          (3) To prescribe the terms and conditions of any Grants made under the Plan, and the form(s) and agreement(s) used in connection with such Grants, which shall include agreements governing the granting of Restricted Stock, Stock Options and/or SARs;

          (4) To determine the time or times when Stock Options and/or SARs will be granted and when they will terminate in whole or in part;

          (5) To determine the time or times when Stock Options and SARs that are granted may be exercised;

          (6) To determine, at the time a Stock Option is granted under the Plan, whether such Option is an Incentive Stock Option entitled to the benefits of Section 422 of the Code;

          (7) To interpret the Plan and from time to time adopt any rules and regulations for carrying out the Plan that it may deem advisable;

          (8) To establish any other Stock Option agreement provisions not inconsistent with the terms and conditions of the Plan or, where the Stock Option is an Incentive Stock Option, with the terms and conditions of Section 422 of the Code; and

          (9) To determine whether SARs will be made part of any Grants consisting of Stock Options, and to approve any SARs made part of any such Grants pursuant to Section 9 hereof.

5.     Key Employees and Non-Employee Directors Eligible for Grants.  Grants may
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be  made from time to time to those Key Employees of the Company or a Subsidiary
Corporation, and to those Non-Employee Directors, who are designated by the Committee in its sole and exclusive discretion. Key Employees may include, but shall not necessarily be limited to, members of the Board and officers of the Company and any Subsidiary Corporation along with any other party whose relationship with the Company is such that the Committee shall deem such person a Key Employee; however, Stock Options intended to qualify as Incentive Stock Options shall only be granted to Key Employees while actually employed by the Company or a Subsidiary Corporation. The Board may grant more than one Stock Option, with or without SARs, to the same Key Employee or Non-Employee Director. No Stock Option shall be granted to any Key Employee or Non-Employee Director during any period of time when such Key Employee or Non-Employee Director is on a leave of absence.

6.     Shares  Subject  to  the  Plan.  The  shares to be issued pursuant to any
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Grant  made under the Plan shall be Common Shares.  Either Common Shares held as treasury stock, or authorized and unissued Common Shares, or both, may be so issued, in such amount or amounts within the maximum limits of the Plan as the Committee shall from time to time determine. In the event an SAR is granted in tandem with a Stock Option pursuant to Section 9 and such SAR is thereafter exercised in whole or in part, such Stock Option or the portion thereof to which the duly exercised SAR relates shall be deemed to have been exercised for purposes of such Stock Option, but may be made available for reoffering under the Plan to any eligible employee.

     The total number of Common Shares that may be subject to Grants (excluding Incentive Stock Options) shall be the aggregate of (A) ______ percent (__%) of the number of issued and outstanding Common Shares as of __________, 1999, plus
(B) _________ percent (__%) of any increase (other than any increase due to an adjustment under the next following paragraph) in the number of issued and outstanding Common Shares in excess of the number of issued and outstanding Common Shares as of ____________, 1999. Notwithstanding the foregoing, the total of Common Shares that may subject to Incentive Stock Options under the Plan shall be ______________ (_____) Common Shares. Such total number of Common Shares shall be adjusted in accordance with the provisions of the next following paragraph and a Common Share subject to a Stock Option and a related SAR shall only be counted once. In the event that (a) any Stock Option granted under the Plan expires unexercised or is terminated, surrendered or canceled (other than in connection with the exercise of a related SAR) without being exercised in whole in part for any reason, (b) any SAR not granted in connection with a Stock Option expires unexercised or is terminated, surrendered or canceled without being exercised in whole or in part for any reason or (c) any Restricted Stock granted under the Plan is forfeited to the Company in connection with the violation of any restrictions imposed upon such Restricted Stock pursuant to the Plan, then the number of Common Shares therefore subject to such Stock Option or SAR, or constituting such Restricted Stock, or the unexercised, terminated, surrendered, forfeited, canceled or reacquired portion thereof, shall be added to the remaining number of Common Shares that may be subject to Grants under the Plan. Such Grants may include Grants to former holders of such Stock Options, SARs or Restricted Stock and, subject to the terms of the Plan may be upon such terms and conditions as the Committee shall determine, which terms may be more or less favorable than those applicable to such former holders of Stock Options, SARs or Restricted Stock. The total number of Common Shares with respect to which Stock Options or SARs, or any combination thereof, may be granted under the Plan to any Key Employee or Non-Employee Director during any twelve (12) month period shall not exceed _____________ (____) Common Shares.

     If, at any time subsequent to the date of adoption of the Plan by the Board, the number of Common Shares are increased or decreased, or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or otherwise): (i) there shall automatically be substituted for each Common Share subject to an unexercised Stock Option or SAR (in whole or in part) granted under the Plan, the number and kind of shares of stock or other securities into which each outstanding Common Share shall be changed or for which each such Common Share shall be exchanged; (ii) the option price per Common Share or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to a Stock Option or SAR shall remain the same as immediately prior to such event; and (iii) any outstanding Restricted Stock that is converted, exchanged or otherwise changed into a different number or kind of stock or security, shall continue to be subject to any and all terms, conditions and restrictions originally applicable to such Restricted Stock. In addition to the foregoing, the Board shall be entitled in the event of any such increase, decrease or exchange of Common Shares to make other adjustments to the securities subject to a Stock Option or SAR, to the provisions of the Plan, and to any related Stock Option or SAR agreements (including adjustments which may provide for the elimination of fractional shares), where necessary to preserve the terms and conditions of any Grants hereunder.

7.     Stock  Option  Provisions.
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     (1)     General.  The  Board  may grant to Key Employees Stock Options that
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either  qualify  as  Incentive Stock Options under Section 422 of the Code or do not so qualify, and may grant to Non-Employee Directors only Stock Options that do not qualify as Incentive Stock Options. However, any Stock Option which is an Incentive Stock Option shall only be granted within 10 years from the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the shareholders of the Company.

     (2)     Stock Option Price.  The option price per Common Share which may be
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purchased under a Stock Option granted under the Plan shall be determined by the
Board at the time of Grant, but shall not be less than one hundred percent (100%) of the Fair Market Value of a Common Share, determined as of the date such Stock Option is granted; however, if a Key Employee to whom an Incentive Stock Option is granted is, at the time of the grant of such Incentive Stock Option, an "owner," as defined in Section 422(b)(6) of the Code (modified as provided in Section 424(d) of the Code) of more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary Corporation (a "Substantial Shareholder"), the option price per Common Share of such Incentive Stock Option, as determined by the Board, shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Common Share on the date such Incentive Stock Option is granted. The Fair
Market value of a Common Share shall be the average of the closing price for Common Shares as reported on the NASDAQ Stock Market for the twenty (20) business days ending on the third (3) business day preceding the date with respect to which such Common Shares are being valued, for which trades on Common Shares were reported on the NASDAQ Stock Market. If no trades occur on a certain day, the closing price for the last preceding day on which trading occurred will be used as closing price for that day. If Common Shares are not readily tradable on an established securities market, the Fair Market Value of Common Shares shall be determined in accordance with procedures to be established by the Board. The day on which the Committee approves the granting of a Stock Option shall be considered the date on which such Stock Option is granted.

     (3)     Period  of  Stock  Option.  The Committee shall determine when each
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Stock  Option is to expire.  However, no Stock Option shall be exercisable for a period of more than ten (10) years from the date upon which such Stock Option is granted. Further, no Incentive Stock Option granted to a Key Employee who is a Substantial Shareholder at the time of the grant of such Incentive Stock Option shall be exercisable after the expiration of (5) years from the date of grant of such Incentive Stock Option.

     (4)     Limitation of Exercise and Transfer of Stock Options.  Only the Key
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Employee or Non-Employee Director to whom a Stock Option is granted may exercise such Stock Option, except where a guardian or other legal representative has been duly appointed for such person, except as otherwise provided in the case of such person's death. No Stock Option granted hereunder shall be transferable by a Key Employee or Non-Employee Director other than by will or the laws of descent and distribution. No Stock Option granted hereunder may be pledged or hypothecated, nor shall any such Stock Option be subject to execution, attachment or similar process. Notwithstanding the preceding provisions of this paragraph, a Key Employee or Non-Employee Director at any time prior to his death may assign all or any portion of a Stock Option (other than an Incentive Stock Option) to (i) his spouse or lineal descendants, (ii) the trustee of a trust for the primary benefit of his spouse or lineal descendants, (iii) a partnership of which his spouse and lineal descendants are the only partners, or
(iv) a tax-exempt organization as described in Section 501(c)(3) of the Code. In such event the spouse, lineal descendants, trustee, partnership or tax-exempt organization will be entitled to all of the rights of the Key Employee or Non-Employee Director with respect to the assigned portion of such Stock Option and such portion of the Stock Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Stock Option as set forth herein and in any related Stock Option agreement immediately prior to the effective date of the assignment. Any such assignment will be permitted only if
(i) the Key Employee or Non-Employee Director does not receive any consideration therefore, and (ii) the assignment is expressly approved by the Committee. Any such assignment shall be evidenced by an appropriate written document executed by the Key Employee or Non-Employee Director, and a copy thereof shall be delivered to the Committee on or prior to the effective date of the assignment. This paragraph shall apply to all Stock Options granted under the Plan at any time (other than Incentive Stock Options).

     (5)     Employment,  Holding  Period Requirements For Certain Options.  The
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Committee  may  condition  any Stock Option granted hereunder upon the continued
employment of the Key Employee by the Company or by a Subsidiary Corporation, or upon the continued service of a Non-Employee Director as a member of the Board, and may make any such Stock Option immediately exercisable. However, the Committee will require that, from and after the date of grant of any Incentive Stock Option to a Key Employee hereunder until the day three (3) months prior to the date such Incentive Stock Option is exercised, such Key Employee must be an employee of the Company or of a Subsidiary Corporation, but always subject to the right of the Company or any such Subsidiary Corporation to terminate such Key Employee's employment during such period. Each Stock Option shall be subject to such additional restrictions as to the time and method of exercise as shall be prescribed by the Committee. Upon completion of such requirements, if any, a Stock Option or the appropriate portion thereof may be exercised in whole or in part from time to time during the option period, however, such exercise right(s) shall be limited to whole shares.

     (6)     Payment  of  Stock Option Price.  A Stock Option shall be exercised
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by  a Key Employee or Non-Employee Director giving written notice to the Company of his intention to exercise the same, accompanied by full payment of the option price. Such option price shall be paid (i) with cash or check, (ii) with a surrender of Common Shares having a Fair Market Value on the date of exercise equal to the option price, (iii) with cash received from a broker-dealer to whom the Key Employee or Non-Employee Director has submitted an exercise notice consisting of a fully-endorsed Stock Option (however, in the case of a Key Employee or Non-Employee Director subject to Section 16 of the Securities Exchange Act of 1934, this payment option shall only be available to the extent such payment procedures comply with Regulation T issued by the Federal Reserve
Bank), (iv) by directing the Company to withhold such number of Common Shares otherwise issuable upon exercise of such Stock Option having an aggregate Fair Market Value on the date of exercise equal to the option price, (v) by such other medium of payment as the Committee, in its discretion, shall authorize at the time of Grant, or (vi) by any combination of the foregoing methods of payment. In lieu of a separate election governing each exercise of a Stock Option, a Key Employee or a Non-Employee Director may file a blanket election with the Committee which shall govern all future exercises of Stock Options until revoked by the Key Employee or Non-Employee Director. The Company shall issue, in the name of the Key Employee or Non-Employee Director, stock certificates representing the total number of Common Shares issuable pursuant to the exercise of any Stock Option as soon as reasonably practicable after such exercise, provided that any Common Shares purchased through a broker-dealer pursuant to Clause (iii) above shall be delivered to such broker-dealer in accordance with 12 C.F.R. 220.3(e)(4) or other applicable provision of law. No method shall cause any Stock Option granted under the Plan as an Incentive Stock Option to not qualify under Section 422 of the Code, or cause any Common Share issued in connection with the exercise of a Stock Option not to be a fully paid and non-assessable Common Share.

     (7)     Cancellation  and  Replacement of Stock Options and Related Rights.
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The  Committee  may  at  any  time  or  from  time  to time permit the voluntary surrender by a Key Employee or Non-Employee Director who is the holder of any outstanding Stock Options under the Plan, where such surrender is conditioned upon the granting to such Key Employee or Non-Employee Director of new Stock Options for such number of Common Shares as the Board shall determine, or may require such a voluntary surrender as a condition precedent to the grant of new Stock Options. The Board shall determine the terms and conditions of new Stock Options, including the prices at and periods during which they may be exercised, in accordance with the provisions of the Plan, all or any of which may differ from the terms and conditions of the Stock Options surrendered. Any such new Stock Options shall be subject to all the relevant provisions of the Plan. The granting of new Stock Options in connection with the surrender of outstanding Stock Options under the Plan shall be considered for the purposes of the Plan as the granting of new Stock Options and not an alteration, amendment or modification of the Plan or of the Stock Options being surrendered.

          (8)     Limitation  on  Exercisable  Incentive  Stock  Options.  The
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aggregate  Fair  Market  Value  of  the  Common Shares first becoming subject to exercise as Incentive Stock Options by a Key Employee during any given calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). Such aggregate Fair Market Value shall be determined as of the date such Stock Option is granted, taking into account, in the order in which granted, any other incentive stock options granted by the Company, or by a parent or subsidiary thereof.

8.     Restricted  Stock.
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     (1)     Grant.  The  Committee  shall  determine  the  Key  Employees  and
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Non-Employee  Directors  to  whom,  and  the  time  or times at which, Grants of
Restricted Stock will be made, the number of shares of Restricted Stock to be granted, the price (if any) to be paid by such Key Employees or Non-Employee Directors (subject to Section 8(b)), the time or times within which such Restricted Stock Grants may be subject to forfeiture, and the other terms and conditions of the Grants in addition to those set forth in Section 8(b). The Committee may condition the Grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Board may determine in its sole discretion.

     (2)     Terms  and  Conditions.  Restricted  Stock  granted  under the Plan
             ----------------------
shall contain any terms and conditions, not inconsistent with the provisions of the Plan, imposed by the Committee or the Board. A Key Employee or Non-Employee Director who receives a Grant of Restricted Stock shall not have any rights with respect to such Grant, unless and until such Key Employee or Non-Employee Director has executed an agreement evidencing such Grant in the form approved from time to time by the Board, has delivered a fully executed copy thereof to the Company, and has otherwise compiled with the applicable terms and conditions of such Grant. In addition, Restricted Stock granted under the Plan shall be subject to the following terms and conditions:

          (1) The purchase price for Common Shares consisting of Restricted Stock, if any, will be equal to their Fair Market Value taking into account all the circumstances of such Grant including the restrictions contained in the Agreement.

          (2) Grants of Restricted Stock shall only be pursuant to a written agreement and paying whatever price (if any) is required under Section 8(b)(i).

          (3) Each Key Employee or Non-Employee Director granted Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Key Employee or Non-Employee Director, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Grant.

          (4) Any stock certificates evidencing Common Shares consisting of Restricted Stock shall either (A) be held in custody by the Company until the employment, service and other restrictions thereon shall all have lapsed;
 or (B) be affixed with a legend, identifying such Shares as Restricted Stock and expressly prohibiting the sale, transfer, tender, pledge, assignment or encumbrance of such Shares, as the Board shall determine. With respect to any Restricted Stock held in custody by the Company, the Key Employee or Non-Employee Director granted such Restricted Stock shall deliver to the Company a stock power, endorsed in blank, relating to the Common Shares represented by such Stock. With respect to any Restricted Stock held by a Key Employee or Non-Employee Director under legend, the Key Employee or Non-Employee Director granted such Restricted Stock shall deliver to the Company an acknowledgment that such Stock remains subject to a substantial risk of forfeiture in the event of termination of employment or service on the Board under certain circumstances.

          (5) Subject to the provisions of the Plan and the Restricted Stock agreement, during a temporal period set by the Board and commencing with the date of such Grant (the "Restriction Period"), a Key Employee or Non-Employee Director shall not be permitted to sell, transfer, tender, pledge, assign or otherwise encumber any Restricted Stock granted under the Plan. However, the Board, in its sole discretion, may provide for the lapse of such transfer or other restrictions in installments, or accelerate or waive such restrictions in whole or in part, based on service, performance or other factors and criteria selected by the Board.

          (6) Except as provided in this Section 8(b)(vi) and Section 8(b)(v), a Key Employee or Non-Employee Director shall have, with respect to shares of Restricted Stock granted to him, all of the rights of a shareholder of the Company, including the right to vote such Stock and the right to receive any dividends thereon. The Board, in its sole discretion and as determined at the time of a Grant of Restricted Stock, may permit or require cash dividends otherwise due and payable to be deferred and, if the Board so determines, reinvested either in additional Restricted Stock (to the extent Common Shares are available), or otherwise. Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock. As Restricted Stock, such additional Common Shares will be subject to the same restrictions and conditions applicable to the Restricted Stock with respect to which such additional Common Shares were issued.

          (7) No Restricted Stock shall be transferable by a Key Employee or Non- Employee Director other than by will or as provided in the Stock Purchase Agreement.

     (3)     Minimum  Value  Provisions.  To  ensure  that  Grants of Restricted
             --------------------------
Stock reflect the performance of the Company and service of the Key Employee or Non-Employee Director, the Committee may provide, in its sole discretion, for a tandem performance-based award, or other Grant, designed to guarantee a minimum value, payable in cash or Common Shares, to the recipient of a Restricted Stock Grant, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Board.

9.     Stock  Appreciation  Rights.  A Key Employee or Non-Employee Director may
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be  granted the right to receive a payment based on the increase in the value of
Common Shares occurring after the date of such Grant; such rights shall be known as Stock Appreciation Rights ("SARs"). SARs may (but need not) be granted to a Key Employee or Non-Employee Director in tandem with, and exercisable in lieu of exercising, a Grant of Stock Options. SARs will be granted upon terms and conditions specified by the Committee. No Key Employee or Non-Employee Director shall be entitled to SAR rights solely as a result of the Grant of a Stock Option to him. Any such rights, if granted, may only be exercised by the holder thereof, either with respect to all, or a portion, of the Stock Option to which it applies. When granted in tandem with a Stock Option, an SAR shall provide that the holder of a Stock Option shall have the right to receive an amount equal to one hundred percent (100%) of the excess, if any, of the Fair Market Value of the Common Shares covered by such Option, determined as of the date of exercise of such SAR (in the same manner as such value is determined for purposes of the granting of Stock Options), over the price to be paid for such Common Shares under such Option. Such amount shall be payable by the Company in one or more of the following manners, as determined by the Committee:

          (1)     cash  (or  check);

          2) fully paid Common Shares having a Fair Market Value equal to such amount; or

          (3)     a  combination  of  cash  (or  check)  and  Common  Shares.

     In no event may any person exercise any SARs granted hereunder unless (i) such person is then permitted to exercise the Stock Option or the portion thereof with respect to which such SARs relate, and (ii) the Fair Market Value of the Common Shares covered by the Stock Option, determined as provided above, exceeds the option price of such Common Shares. Upon the exercise of any SARs, the Stock Option, or that portion thereof to which such SARs relate, shall be canceled and automatically extinguished. A SAR granted in tandem with a Stock Option hereunder shall be made a part of the Stock Option agreement to which such SAR relates, in a form approved by the Board and not inconsistent with the Plan. The granting of a Stock Option or SARs shall impose no obligation upon the optionee to exercise such Stock Option or SAR. The Company's obligation to satisfy SARs shall not be funded or secured in any manner. Except as provided in Section 7(d), no SAR granted hereunder shall be transferable by the Key Employee or Non-Employee Director granted such SAR, other than by will or the laws of descent and distribution.

10. If a Key Employee ceases to be an employee of the Company and every Subsidiary Corporation, or a Non-Employee Director ceases to a member of the Board, for a reason other than death, retirement, or Permanent and Total Disability, his Grants shall, unless extended by the Board on or before his date of termination of employment or service, terminate on the effective date of such termination of employment or service. Neither the Key Employee or Non-Employee Director nor any other person shall have any right after such date to exercise all or any part of his Stock Options or SARs, and all Restricted Stock which is not vested or otherwise subject to restriction shall thereupon be forfeited, and/or declared void and without value.

     If termination of employment or service is due to death or Permanent and Total Disability, then outstanding Stock Options and SARs may be exercised within the one (1) year period ending on the anniversary of such death or Permanent and Total Disability. In the case of death, such outstanding Stock Options and SARs shall be exercised by such Key Employee's or Non-Employee Director's estate, or the person designated by such Key Employee or Non-Employee Director by will, or as otherwise designated by the laws of descent and distribution. Notwithstanding the foregoing, in no event shall any Stock Option or SAR be exercisable after the expiration of the option period, and in the case of exercises made after a Key Employee's or Non-Employee Director's death, not to any greater extent than the Key Employee or Non-Employee Director would have been entitled to exercise such Option or SAR at the time of his death. Restricted Stock held by a Key Employee or Non-Employee Director whose employment by the Company or any Subsidiary Corporation or service on the Board terminates by reason of death or Permanent and Total Disability shall thereupon vest and all restrictions and risks of forfeiture thereon shall thereupon lapse.

     Subject to the discretion of the Board and consistent with the provision of any applicable agreement, in the event a Key Employee terminates employment with the Company and all Subsidiary Corporations because of normal retirement under any pension plan, or if a Non-Employee Director's service on the Board terminates due to retirement on or after attaining age 65, (a) any then outstanding Stock Options and/or SARs held by such Key Employee or Non-Employee Director shall lapse at the earlier of the end of the term of such Stock Option or SAR, or three (3) months after such retirement or Permanent and Total Disability; and (b) any Restricted Stock held by such Key Employee or Non-Employee Director shall thereafter vest and any applicable restrictions shall lapse, to the extent such Restricted Stock would have become vested or no longer subject to restriction within one year front the time of termination had the Key Employee or Non-Employee Director continued to fulfill all of the conditions of the Restricted Stock during such period (or on such accelerated basis as the Board may determine at or after date of Grant).

     In  the  event  a  Key  Employee  of  the  Company or one of its Subsidiary
Corporations or a Non-Employee Director is granted a leave of absence by the Company or such Subsidiary Corporation or by the Board, to enter military service or because of sickness, his employment with the Company or such Subsidiary Corporation or service on the Board shall not be considered terminated, and he shall be deemed an employee of the Company or such Subsidiary Corporation or a Non-Employee Director during such leave of absence or any extension thereof granted by the Company or such Subsidiary Corporation or the Board.

     For purposes of this section "Permanent and Total Disability" means a physical or mental condition which is expected to render an individual permanently unable to perform his usual duties or any comparable duties for the Company or any Subsidiary Corporation or as a member of the Board. The determination of the existence of such condition shall be made by the Committee and shall be final and binding upon the individual and all other parties. The Committee may require the submission of such medical evidence as it may deem necessary in order to arrive at its determination.

11.     Change  of  Control.  Upon  the  occurrence  of  a Change of Control (as
        -------------------
defined below), notwithstanding any other provisions hereof or of any agreement to the contrary, all Stock Options and SARs granted under (the Plan shall become immediately exercisable in full and all Restricted Stock Grants shall become immediately vested and any applicable restrictions shall lapse.

     For  the  purposes  of  the Plan a Change in Control means the earliest of:

     (1) any person (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), has acquired (other than directly from the Company) beneficial ownership (as that term is defined in Rule 13d-3 under the Exchange Act), of more than twenty-five percent (25%) of the outstanding capital stock of the Company entitled to vote for the election of directors;

     (2) the commencement by an entity, person, or group (other than the Company or a Subsidiary Corporation of the Company) of a tender offer or an exchange offer for more than twenty-five percent (25%) of the outstanding voting stock of the Company.

     (3) the effective time of (i) a merger or consolidation or other business combination of the Company with one or more other corporation as a result of which the holders of the outstanding voting stock of the Company immediately prior to such business combination hold less than seventy-five percent (75%) of the voting stock of the surviving or resulting corporation,
(ii) a transfer of substantially all of the assets of the Company other than to an entity of which the Company owns at least seventy-five percent (75%) of the voting stock;

     (4) the election, over any period of time, to the Board of the Company without the recommendation or approval of the incumbent Board, of the lesser of (i) three (3) directors, or (ii) directors constituting a majority of the number of directors of the Company then in office; or

     (5) the occurrence of any arrangement or understanding relating to the Company which would give rise to a filing requirement with the Securities and Exchange Commission pursuant to Rule 14F-1 of the Exchange Act Rules under the
          Securities  Exchange  Act  of  1934.

12.     Withholding  Taxes.  Whenever  the  Company  proposes  or is required to
        ------------------
issue or transfer Common Shares to a recipient under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any such Common Shares. If such Common Shares have been delivered prior to the time a withholding obligation arises, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy all federal, state or local withholding tax requirements at the time such obligation arises and to withhold from other amounts payable to the recipient, as compensation or otherwise, as necessary. Whenever payments under the Plan are to be made to an individual in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state or local withholding tax requirements. In connection with a Grant in the form of Common Shares, a recipient may elect to satisfy his tax withholding obligations incurred with respect to the Taxable Date of the Grant by (a) directing the Company to withhold a portion of the Common Shares otherwise distributable to the recipient or his assignee pursuant to the exercise of a Stock Option or (b) by transferring to the Company a certain number of Common Shares (either subject to a Restricted Stock agreement or previously owned), such Common Shares being valued at the Fair Market Value thereof on the Taxable Date. Notwithstanding any provision of the Plan to the contrary a recipient's election pursuant to the preceding sentence (a) must be made on or prior to the Taxable Date with respect to such Grant and (b) must be irrevocable. In lieu of a separate election on each Taxable Date of a Grant, a recipient may make a blanket election with the Committee that shall govern all future Taxable Dates until revoked by the recipient. If the holder of Common Shares purchased in connection with the exercise of an Incentive Stock Option disposes of such Common Shares within two years of the date such Incentive Stock Option was granted or within one year of such exercise, he shall notify the Committee of such disposition and the recipient shall remit an amount necessary to satisfy applicable withholding requirements, including those arising under federal income tax laws. If the recipient does not remit such amount, the Company may withhold all or a portion of any compensation or other amounts then or in the future owed to the recipient as necessary to satisfy such requirements. Taxable Date means the date a recipient recognizes income with respect to a Grant under the Code or any applicable state income tax law.

13.     Amendment  or  Termination.  The  Board or the Committee may at any time
        --------------------------
amend, terminate, suspend or modify the Plan without the authorization of the shareholders of the Company to the extent allowed by law, including without limitation any rules issued by the Securities and Exchange Commission under
Section 16 of the Securities Exchange Act of 1934, insofar as shareholder approval thereof is required in order for the Plan to continue to satisfy the requirements of Rule 16b-3 under the Act. No amendment, termination, suspension or modification of the Plan shall adversely affect any right acquired by any recipient under a Grant awarded before the date of such termination, suspension or modification, unless such recipient shall consent; but it shall be conclusively presumed than any adjustment for changes in capitalization as provided for herein does not adversely affect any such right.

14.     Investment  Representation,  Approvals and Listings.  The Committee may,
        ---------------------------------------------------
if it deems appropriate, condition its grant of any Stock Option hereunder upon receipt of a representation from the Key Employee or Non-Employee Director which is substantially as follows (and subject to modification from to time in the discretion of the Board):

I agree that any Common Shares of ABC-NACO Inc. which I may acquire pursuant to this Stock Option shall be acquired for investment purposes only and not with a view to distribution or resale, and may not be transferred, sold, assigned, pledged, hypothecated or otherwise disposed of by me unless (i) a registration statement or post-effective amendment to a registration statement under the Securities Act of 1933, as amended, with respect to said Common Shares has become effective so as to permit the sale or other disposition of said shares by me; or (ii) there is presented to ABC-NACO Inc. an opinion of counsel satisfactory to ABC-NACO Inc. to the effect that the sale or other proposed disposition of said Common Shares by me may lawfully be made otherwise than pursuant to an effective registration statement or post-effective amendment to a registration statement relating to the said shares under the Securities Act of 1933, as amended.

     The Company shall not be required to issue any certificate or certificates for Common Shares upon the exercise of any Stock Option or a SAR granted under the Plan prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable; (ii) the admission of such Common Shares to listing on any national securities exchange on which the Common Shares may be listed; (iii) the completion of any registration or other qualifications of the Common Shares under any state or federal law or ruling or regulations of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable or the determination by the Company, in its sole discretion, that any registration or other qualification of the Common Shares is not necessary or advisable; and (iv) the obtaining of ail investment representation from the Key Employee or Non-Employee Director in the form stated above or in such other form as the Company, its sole discretion, shall determine to be adequate.

15.     General Provisions.   The form and substance of Stock Option agreements,
        ------------------
Restricted Stock agreements, and SAR agreements made hereunder, whether granted at the same or different times, need not be identical. Nothing in the Plan or in any agreement shall confer upon any Key Employee or Non-Employee Director any right to continue in the employ of the Company or any of its Subsidiary Corporations, or to continue to serve on the Board to be entitled to any remuneration or benefits not set forth in the Plan or such Grant, or to interfere with or limit the right of the Company or any Subsidiary Corporation or the Board to terminate his employment or service at any time, with or without cause. Nothing contained in the Plan or in any Stock Option agreement or SAR shall be construed as entitling any Key Employee or Non-Employee Director to any rights of a shareholder as a result of the Grant of a Stock Option or an SAR, until such time as Common Shares are actually issued to him pursuant to the exercise of such Option or SAR. The Plan may be assumed by the successors and assigns of the Company. The liability of the Company under the Plan and any sale made hereunder is limited to the obligations set forth herein with respect to such sale and no term or provision of the Plan shall be construed to impose any liability on the Company in favor of any Key Employee or Non-Employee
Director with respect to any loss, cost or expense which he may incur in connection with or arising out of any transaction in connection with the Plan. The cash proceeds received by the Company from the issuance of Common Shares pursuant to the Plan will be used for general corporate purposes. The expense of administering the Plan shall be borne by the Company. The captions and section numbers appearing in the Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of the Plan.

16.     Termination  of  the Plan.  The Plan shall terminate on          , 2009,
        -------------------------
and thereafter no Stock Options or Restricted Stock or SARs shall be granted hereunder. All Stock Options and SARs outstanding at the time of termination of the Plan shall continue in full force and effect according to their terms and the terms and conditions of the Plan.

     IN WITNESS WHEREOF, the Company, by order of its Board of Directors, has caused the undersigned, duly authorized officer to execute the Plan as of this day of, 1999.


ABC-NACO  Inc.

By  Order  of  the  Board  of  Directors